EXHIBIT 10.1

AMENDMENT TO SERIES A COMMON STOCK PURCHASE WARRANT

This Amendment (the “Amendment”) to the Series A Common Stock Purchase Warrant (the “Warrant”) issued by Oblong, Inc. (the “Company”) in favor of [________] (“Holder”) with an Initial Exercise Date of June 30, 2021 representing the right to purchase [________] shares of the Company’s Common Stock, is hereby entered into on [____], 2021 by and between the Company and Holder. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Warrant.

RECITALS

WHEREAS, the Company and the Holder desire to amend the terms of the Warrant to extend the Termination Date of the Warrant; and

WHEREAS, Section 5(l) of the Warrant provides that the Warrant may be modified or amended only by written consent of the Company and the Holder.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereto agree to amend the Warrant as follows:
1)Amendment to “Termination Date”. The definition “Termination Date” in the preamble to the Warrant is hereby amended and restated in its entirety to read:
“January 4, 2023”

2)Effect. The Warrant, as amended hereby, is hereby confirmed in all respects and shall remain in full force and effect pursuant to the terms thereof.
3)Miscellaneous.
(a)    Entire Agreement. This Amendment constitutes the full and entire agreement between the parties with regard to the subjects hereof and may not be further amended or modified except in accordance with the provisions of the Warrant.

(b)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Purchase Agreement.

(c)    Counterparts; Signatures. This Amendment may be executed in any number of counterparts each of which will be deemed an original but all of which shall be deemed one and the same document. All signatures hereto may be transmitted by facsimile or scanned email, and such facsimile or scanned email will, for all purposes, be deemed to be the original signature of the party whose signature it reproduces, and will be binding upon such party.

IN WITNESS WHEREOF, for good and valuable consideration, the parties have each consented to and duly executed this Amendment effective as of the date set forth above.

Oblong, Inc.

By: ________________________
Name: ______________________
Title: _______________________

[HOLDER]

By: ________________________
Name: ______________________
Title: _______________________

[Signature Page to Amendment to Series A Warrant]